Supplement dated May 31, 2023
to the following statutory prospectus(es):
Nationwide Advisory VUL dated May 1, 2023
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1.
The following underlying mutual fund is offered as an investment option under the contract. The Current Expenses are updated as indicated below:
Type	Underlying Mutual Fund and Adviser/ Subadviser	Current Expenses	Low Cost Sub-Account Fee	Current Expenses + Low Cost Sub-Account Fee	Average Annual Total Returns (as of 12/31/2022)
					1 year	5 year	10 year
Equity	Royce Capital Fund - Royce Micro-Cap Portfolio: Investment Class Investment Advisor: Royce & Associates, LP	1.16%	0.20%	1.36%	-22.43%	6.30%	5.73%
PROS-0721